Exhibit 99.1

Motorola Solutions and Silver Lake to Settle Outstanding $1 billion 1.75% Convertible Notes

Silver Lake co-CEO and managing partner, Greg Mondre, will continue to serve on Motorola Solutions board

CHICAGO – Feb. 15, 2024 – Motorola Solutions (NYSE: MSI), a global leader in public safety and enterprise security, and Silver Lake, a global leader in technology investing, announced they will settle Silver Lake’s outstanding $1 billion 1.75% senior convertible notes.

The notes, originally scheduled to mature in September 2024, included a provision which gave Motorola Solutions the right to redeem a portion of the notes upon attainment of a specific Motorola Solutions share price over a specific period. Motorola Solutions had previously expressed its intention to potentially exercise this redemption right, and the parties agreed to enter into a purchase agreement to settle the notes. As part of the agreement, Motorola Solutions will pay Silver Lake approximately $1.59 billion in cash to settle Silver Lake’s outstanding convertible notes, inclusive of the conversion premium.

“The Silver Lake partnership has been very successful, and we’ve transformed significantly since we entered into our initial agreement almost nine years ago,” said Greg Brown, chairman and CEO, Motorola Solutions. “We’ve substantially grown revenue and earnings, significantly improved operating cash flow, completed dozens of acquisitions and quadrupled our addressable market. With our management team, our robust safety and security ecosystem and the opportunities in front of us, we’re very well-positioned for continued strong revenue and earnings growth going forward.”

“We are grateful for our partnership with Greg Brown and the entire Motorola Solutions team over the past nine years,” said Greg Mondre and Egon Durban, co-CEOs of Silver Lake. “The remarkable ongoing transformation of Motorola Solutions stands as a testament to his visionary leadership. Greg’s track record of shareholder value creation is nothing short of extraordinary.”

Silver Lake co-CEOs and managing partners, Greg Mondre and Egon Durban, will continue serving on the Motorola Solutions board through the current term, with Greg Mondre expected to be nominated to continue board service.

“I look forward to continuing to work alongside Greg and the rest of the board, and believe the company will continue to create and deliver on exciting opportunities for value creation for many years to come,“ Mondre continued.

Additional information may be found in the Form 8-K that will be filed today with the U.S. Securities and Exchange Commission.

About Motorola Solutions

Motorola Solutions is solving for safer. We build and connect technologies to help protect people, property and places. Our solutions enable the collaboration between public safety agencies and enterprises that’s critical for a proactive approach to safety and security. Learn more about how we’re solving for safer communities, safer schools, safer hospitals, safer businesses – safer everywhere – at www.motorolasolutions.com.

Motorola Solutions Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of applicable federal securities law. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and generally include words such as “believes,” “expects,” “intends,” “anticipates,” “estimates” and similar expressions. The company can give no assurance that any actual or future results or events discussed in these statements will be achieved. Any forward-looking statements represent the company’s views only as of today and should not be relied upon as representing the company’s views as of any subsequent date. Readers are cautioned that such forward-looking statements are subject to a variety of risks and uncertainties that could cause the company’s actual results or events discussed in these statements to differ materially from the statements contained in this release. Such forward-looking statements include, but are not limited to, the continued service of Greg Mondre and Egon Durban on the company’s board and the company’s financial outlook. Motorola Solutions cautions the reader that the risks and uncertainties below, as well as those in Part I Item 1A of Motorola Solutions’ 2022 Annual Report on Form 10-K, Part II Item 1A of Motorola Solutions’ 2023 Third Quarter Report on Form 10-Q and in its other SEC filings available for free on the SEC’s website at www.sec.gov and on Motorola Solutions’ website at www.motorolasolutions.com, could cause Motorola Solutions’ actual results or events discussed in these statements to differ materially from those estimated or predicted in the forward-looking statements. Many of these risks and uncertainties cannot be controlled by Motorola Solutions, and factors that may impact forward-looking statements include, but are not limited to: (i) the impact, including increased costs and potential liabilities, associated with changes in laws and regulations regarding privacy, data protection, information security and cybersecurity; (ii) challenges relating to existing or future legislation and regulations pertaining to artificial intelligence (“AI”), AI-enabled products and the use of biometrics and other video analytics; (iii) the impact of government regulation of radio frequencies; (iv) audits, regulations and laws applicable to the company’s U.S. government customer contracts and grants; (v) the impact, including increased costs and additional compliance obligations, associated with existing or future telecommunications-related laws and regulations; (vi) the evolving state of environmental regulation relating to climate change, and the physical risks of climate change; (vii) impact of product regulatory and safety, consumer, worker safety and environmental laws; (viii) impact of tax matters; (ix) increased areas of risk, increased competition and additional compliance obligations associated with the expansion of the company’s technologies within its Products and Systems Integration and Software and Services segments; (x) the effectiveness of the company’s investments in new products and technologies; (xi) impact of catastrophic events on the company’s business or its customers’ or suppliers’ business; (xii) social, ethical and competitive risks relating to the use of AI in the company’s products and services; (xiii) the effectiveness of the company’s strategic acquisitions, including the integrations of such acquired businesses; (xiv) increased cybersecurity threats, a security breach or other significant disruption of the company’s IT systems or those of its outsource partners, suppliers or customers; (xv) the company’s inability to protect its intellectual property or potential infringement of intellectual property rights of third parties; (xvi) risks relating to intellectual property licenses and intellectual property indemnities in the company’s customer and supplier contracts; (xvii) the company’s license of the MOTOROLA, MOTO, MOTOROLA SOLUTIONS and the Stylized M logo and all derivatives and formatives thereof from Motorola Trademark Holdings, LLC; (xviii) the company’s inability to purchase at acceptable prices a sufficient amount of materials, parts, and components, as well as software and services, to meet the demands of its customers, and any disruption to the company’s suppliers or significant increase in the price of supplies; (xix) risks related to the company’s large, multi-year system and services contracts (including, but not limited to, with respect to the Emergency Services Network and Airwave contracts); (xx) the global nature of the company’s employees, customers, suppliers and outsource partners; (xxi) the company’s use of third-parties to develop, design and/or manufacture many of its components and some of its products, and to perform portions of its business operations; (xxii) the inability of the company’s subcontractors to perform in a timely and compliant manner or adhere to its Human Rights Policy; (xxiii) the inability of the company’s products to meet its customers’ expectations or regulatory or industry standards; (xxiv) increasing scrutiny and evolving expectations from investors, customers, lawmakers, regulators and other stakeholders regarding environmental, social and governance-related practices and disclosures; (xxv) inability to attract and retain senior management and key employees; (xxvi) impact of current global economic and political conditions in the markets in which the company operates (including, but not limited to, inflation); (xxvii) impact of returns on pension and retirement plan assets and interest rate changes; (xxviii) inability to access the capital markets for financing on acceptable terms and conditions; (xxix) exposure to exchange rate fluctuations on cross-border transactions and the translation of local currency results into U.S. dollars; and (xxx) the return of capital to shareholders through dividends and/or repurchasing shares. Motorola Solutions undertakes no obligation to publicly update any forward-looking statement or risk factor, whether as a result of new information, future events or otherwise.

Media Contact

Alexandra Reynolds

Motorola Solutions

+1 312-965-3968

Alexandra.Reynolds@motorolasolutions.com

Investor Contact

Tim Yocum

Motorola Solutions

+1 847-576-6899

Tim.Yocum@motorolasolutions.com